UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2004

                          ASSURANCEAMERICA CORPORATION
             (Exact name of Registrant as specified in its charter)

            Nevada                        0-06334                 87-0281240
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
 incorporation or organization                               Identification No.)

                                  RiverEdge One
                                    Suite 600
                          5500 Interstate North Parkway
                             Atlanta, Georgia 30328
          (Address of principal executive offices, including zip code)

                                 (770) 933-8911
              (Registrant's telephone number, including area code)

                                       N/A
                   (Former Name if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

      (b) Pro Forma Financial Information.

      As reported in the Current Report on Form 8-K filed by AssuranceAmerica Corporation (the "Company") on August 3, 2004, the Company acquired substantially all of the assets of Thomas-Cook Holding Company (the "Seller") on July 31, 2004. The purpose of this Current Report on Form 8-K is to file the Company's pro forma consolidated balance sheets as of March 31, 2004 and June 30, 2004, and pro forma consolidated statements of operations for the three months ended March 31, 2004, and for the six months ended June 30, 2004, which reflect the assets acquired from the Seller and which are filed herewith as
Exhibit 99.1.

      The unaudited pro forma consolidated balance sheets of the Company and the Seller as of March 31, 2004, and June 30, 2004, are presented to give effect to the acquisition of Seller's assets as if it had occurred on March 31, 2004 and June 30, 2004, respectively. The unaudited pro forma consolidated statements of operations of the Company and the Seller for the three- and six- month periods ended June 30, 2004, are presented as if the acquisition of the Seller's assets had taken place on January 1, 2004.

      The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, and June 30, 2004. The unaudited pro forma consolidated financial statements are not intended to be representative or indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the acquisition of the Seller's assets been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.

      (c)    Exhibit Number             Description
             --------------             -----------

             99.1                       Pro Forma Financial Information

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSURANCEAMERICA CORPORATION


Date: October 15, 2004                  /s/ Robert J. Cormican
                                        ----------------------------------------
                                        Robert J. Cormican
                                        Senior Vice President and Chief
                                        Financial Officer